UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2022 (July 21, 2022)

OPAL Fuels Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40272	98-1578357
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

One North Lexington Avenue, Suite 1450
White Plains, NY 10601
(Address of principal executive offices)

(914) 705-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	OPAL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock	OPALW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of OPAL Fuels Inc., a Delaware corporation (the “Company”) filed on July 27, 2022 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination. Capitalized terms used in this Current Report and not defined herein have the meaning ascribed to them in the Original Report.

The Company is filing this Amendment No. 1 in order to include:

(a)	the Company’s restated certificate of incorporation following the Closing;

(b)	the unaudited condensed consolidated financial statements of Opal Fuels LLC, a Delaware limited liability company (“OPAL Fuels”) as of June 30, 2022 and for the six months ended June 30, 2022 and 2021 as Exhibit 99.1;

(c)	the Management’s Discussion and Analysis of Financial Condition and Results of Operations of OPAL Fuels for the six months ended June 30 2022 and 2021 as Exhibit 99.2; and

(d)	the unaudited pro forma condensed combined financial information of ArcLight and OPAL Fuels as of and for the six months ended June 30, 2022 and the year ended December 31, 2021 as Exhibit 99.3.

Additionally, the Introductory Note to the Original Report is revised to state that:

(1) pursuant to the Domestication each issued and outstanding unit of ArcLight that had not been previously separated into the underlying Class A ordinary shares of ArcLight and the underlying warrants of ArcLight upon the request of the holder thereof prior to the Domestication was cancelled and entitled the holder thereof to one share of New OPAL Class A common stock and one-fifth of one New OPAL warrant; and

(2) the New OPAL Class A common stock and New OPAL warrants commenced trading on the Nasdaq Capital Market (“Nasdaq”) under the symbols “OPAL” and “OPALW,” respectively, on July 22, 2022, subject to ongoing review of New OPAL’s satisfaction of all listing criteria following the Business Combination.

This Amendment No. 1 does not amend any other item of the Original Report. The information previously reported or filed with the Original Report is incorporated by reference to this Amendment No. 1.

Item 8.01. Other Events.

On August 8, 2022, the Company filed with the Secretary of State of Delaware (the “DE SOS”), a certificate of correction (the “Certificate of Correction”) to the Company’s certificate of incorporation filed with the DE SOS on July 21, 2022 (the “Original COI”). The Certificate of Correction corrected (i) the number of authorized shares of the Company’s stock set forth in the Original COI and (ii) a reference to an extrinsic document referred to in the Original COI. The Company’s certificate of incorporation, as so corrected, is included as Exhibit 3.1.

Item 9.01. Financial Statement and Exhibits.

(a)	Financial statements of businesses acquired.

The condensed consolidated financial statements of OPAL Fuels as of June 30, 2022 (unaudited) and for the six months ended June 30, 2022 and 2021 (unaudited) and the related notes, are attached as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of June 30, 2022 and for the six months ended June 30, 2022 and the year ended December 31, 2021 is filed as Exhibit 99.3 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description
3.1	Restated Certificate of Incorporation of OPAL Fuels Inc.
99.1	Condensed consolidated financial statements of OPAL Fuels as of June 30, 2022 (unaudited) and for the six months ended June 30, 2022 and 2021 (unaudited) and the related notes.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of OPAL Fuels for the six months ended June 30 2022 and 2021.
99.3	Unaudited pro forma condensed combined financial information of ArcLight and OPAL Fuels as of and for the six months ended June 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2022

OPAL Fuels Inc.

	By:	/s/ Ann Anthony
Name: Ann Anthony
Title: Chief Financial Officer